UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2024

Valuence Merger Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41304	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Orinda Way, Suite 100D

Orinda, CA 94563

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 340-0222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	VMCAU	Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001	VMCA	Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VMCAW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, Valuence Merger Corp. I (the “Company” or “Valuence”) has called an extraordinary general meeting (the “Meeting”) to seek shareholder approval of a proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination from June 3, 2024 for an initial two month period to August 3, 2024 and to permit the Company, without another shareholder vote, by resolution of the Company’s board of directors (“Board”), to elect to further extend the Deadline Date up to nineteen (19) additional times for an additional one (1) month each time (the “Extension”), provided that VMCA Sponsor, LLC (the “Sponsor”) or its designees deposit into the Trust Account (i) on June 4, 2024, with respect to the initial extension, an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding and (ii) one business day following the public announcement by the Company that the Board has elected to further extend such date for an additional month, an amount equal to the lesser of (x) $30,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding

On June 3, 2024, the Company entered into a non-redemption agreement (the “Non-Redemption Agreement”) with an existing shareholder of the Company (the “Non-Redeeming Shareholder”) and the Sponsor. Pursuant to the Non-Redemption Agreement, the Non-Redeeming Shareholder agreed not to redeem in connection with the vote to approve the Extension Amendment Proposal a number of Class A ordinary shares of the Company equal to the lesser of (i) 300,000 shares and (ii) such number of shares that would equal 9.9% of the outstanding ordinary shares after giving effect to all shares redeemed in connection with the Extension Amendment Proposal. In exchange for this commitment from the Non-Redeeming Shareholder, the Sponsor agreed to pay the Non-Redeeming Shareholder an aggregate of $75,000 in cash.

The Non-Redemption Agreement is expected to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreement not been entered into. The Non-Redeeming Shareholder is not an affiliate of the Company, the Sponsor, or the Company’s officers or directors.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 3, 2024, the Company issued a press release announcing that it has adjourned, without conducting any business, the Meeting seeking shareholder approval of the Extension Amendment Proposal. The Meeting will reconvene at 5:00 p.m. Eastern Time, on Monday, June 3, 2024. The Meeting will still be held in person at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020.

The purpose of the adjournment is to provide additional time for shareholders to withdraw any previously delivered demand for redemption of their shares. Shareholders may withdraw redemptions at any time until the vote is taken with respect to the Extension Amendment Proposal. Shareholders may request to reverse their redemption by contacting Valuence’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com)

A copy of the press release announcing the adjournment of the Meeting is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that such other filing specifically incorporates such information by reference.

Additional Information and Where to Find It

Valuence has filed a definitive proxy statement (the “Proxy Statement”) to be used at the Meeting to approve the Extension Amendment Proposal. Valuence has mailed the Proxy Statement to its shareholders of record as of May 20, 2024 in connection with the Extension Amendment Proposal. Investors and security holders of Valuence are advised to read the Proxy Statement and any amendments thereto, because these documents contain important information about the Extension Amendment Proposal and Valuence. Shareholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to Valuence’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: VMCA.info@investor.morrowsodali.com.

Participants in the Solicitation

Valuence and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Amendment Proposal under the rules of the SEC. Information about the directors and executive officers of Valuence and a description of their interests in Valuence and the Extension Amendment Proposal are set forth in Valuence’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 29, 2024 (the “Annual Report”) and the definitive Proxy Statement, which was filed with the SEC on May 17, 2024. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the exhibit hereto are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Valuence’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Valuence’s shareholders for the Extension is not obtained; the inability of Valuence to enter into a definitive agreement with respect to an initial business combination within the time provided in its memorandum and articles of organization; the level of redemptions made by shareholders in connection with the Extension and its impact on the amount of funds available in Valuence’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of Valuence filed, or to be filed, with the SEC. Valuence does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Non-Redemption Agreement
99.1	Press Release dated June 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUENCE MERGER CORP. I

	By:	/s/ Sungwoo (Andrew) Hyung
	Name:	Sungwoo (Andrew) Hyung
	Title:	Chief Financial Officer and Director

Dated: June 3, 2024